___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

BONANZA GOLDFIELDS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53612	26-2723015
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

736 East Braeburn Drive, Phoenix, AZ	85022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 971-2669

_______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 17, 2011, Bonanza Goldfields Corporation (the “Company”) signed a joint venture agreement (“Agreement”) with Osiris Gold, Inc., a Colorado Corporation, and Sial Exploration, Inc., a Colorado Corporation. (collectively, the “Partners”). The Partners are actively involved with the exploration, development, and mining of mineral deposits in the regional southwest. The Agreement involves a 1,351 acre mining claim in the historic Red Mountain Mining District of Colorado’s San Juan Mountains. The Company and its Partners agreed to form Red Mountain LLC (the “Joint Venture Company”) to operate and manage the joint venture.

The Company will receive an initial 10% ownership interest in the Joint Venture Company with the potential to increase that share to a maximum of 49%.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1           Joint Venture Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Goldfields Corporation

Date: June 20, 2011	By: /s/ David Janney__

Name: David Janney

President, CEO, and CFO